COMMITMENTS AND CONTINGENCIES (Details) - Schedule of Future Minimum Rental Payments for Operating Leases (USD $)	Dec. 31, 2013	Sep. 30, 2014 Building [Member]	Sep. 30, 2014 Land and Building [Member]
COMMITMENTS AND CONTINGENCIES (Details) - Schedule of Future Minimum Rental Payments for Operating Leases [Line Items]
2014	$ 196,531	$ 44,484	$ 22,200
2015	172,759	177,936	88,800
2016	172,759	177,936	88,800
2017	86,379	88,968	88,800
2018		0	88,800
2019		0	29,600
Total	$ 628,428	$ 489,324	$ 407,000